March 1, 2017

Summary
Prospectus

Victory INCORE Investment Grade Convertible Fund

Class A	SBFCX
Class I	VICIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

INCORE Investment Grade Convertible Fund Summary

Investment Objective

The Fund seeks to provide a high level of current income together with long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 14 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 46 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.48%	0.24%
Total Annual Fund Operating Expenses	1.48%	0.99%
Fee Waiver/Expense Reimbursement	(0.09)%[2]	0.00%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%[2]	0.99%[2]

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page 16.

2  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A and Class I shares do not exceed 1.39% and 1.00%, respectively, until at least February 28, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$339	$650	$983	$1,926
Class I	$101	$315	$547	$1,213

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing primarily in securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks. The Fund may invest in equity securities of foreign companies traded on U.S. exchanges, including American Depositary Receipts and Global Depositary Receipts (ADRs and GDRs).

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities convertible into common stock and synthetic convertible securities, which are derivative positions composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities.

The Fund may invest up to 20% of its net assets in unrated or below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds."

The Adviser employs a bottom-up research process by identifying convertible securities that possess strong underlying equity potential, high quality financial characteristics and the opportunity for solid total return over a 12-18 month time horizon. The Adviser may sell a security when the underlying equity valuation changes due to a price change or change in fundamentals of the company, the underlying fixed income component has deteriorated or the convertible characteristics have changed.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Convertible Securities Risk. Convertible securities rank senior to the issuer's common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.
  Debt Securities Risk. The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  High-Yield/Junk Bond Risk. Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
  Interest Rate Risk. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest/lowest quarterly results during this time period were:

Highest	14.05% (quarter ended June 30, 2009)
Lowest	-19.04% (quarter ended September 30, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2016)	1 Year	5 Years	10 Years (or Life of Class)
CLASS A
Before Taxes	3.30%	8.39%	4.04%
After Taxes on Distributions	2.84%	7.70%	2.94%
After Taxes on Distributions and Sale of Fund Shares	2.02%	6.35%	2.79%
CLASS I
Before Taxes	5.95%	9.33%	4.24%[1]
INDEX
Bank of America Merrill Lynch All Investment Grade Convertibles Index Index returns reflect no deduction for fees, expenses, or taxes.	14.23%	12.79%	5.65%

1  Inception date of Class I shares is August 31, 2007.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's INCORE Capital Management ("INCORE") investment team (referred to as an investment franchise).

Portfolio Managers

James K. Kaesberg is a Senior Portfolio Manager of INCORE, and has been the Lead Portfolio Manager of the Fund since December 2015 and a Portfolio Manager of the Fund since 1996.

Amy E. Bush is a Portfolio Manager of INCORE, and has been a Portfolio Manager of the Fund since 1998.

Mark Vucenovic is a Portfolio Manager/Research Analyst of INCORE, and has been a Portfolio Manager of the Fund since 2014.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-IIGC-SUMPRO (03/17)